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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                November 1, 1999


                             PRIVATE BUSINESS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Tennessee                      000-25959               62-1453841
          ---------                      ---------               ----------
(State or other jurisdiction of      (Commission File            (Employer
        incorporation)                    Number)         Identification Number)


               9010 Overlook Boulevard, Brentwood, Tennessee 37027
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 221-8400
                                 --------------
              (Registrant's telephone number, including area code:)



                                 Not applicable
                          -----------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 5.        OTHER EVENTS.

         For the purpose of informing the market, the Registrant announces the hiring of Kevin M. McNamara as Chief Executive Officer of the Registrant. A press release dated November 1, 1999 relating to the hiring is attached to this Report.











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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRIVATE BUSINESS, INC.



                                        By:   /s/ William B. King
                                              -------------------
                                              William B. King
                                              Chairman of the Board




Date:    November 1, 1999







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                                  EXHIBIT INDEX



  Exhibit No.                                                         Page
  -----------                                                         ----
     99.1           Press Release dated November 1, 1999









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